Income Taxes - Schedule of Components of Income Tax Expense (Benefit) (Details) - USD ($) $ in Thousands	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Expected benefit at U.S. federal statutory tax rate		$ (3,640)	$ (2,078)
State tax		(764)	(707)
Change in valuation allowance		(8,858)	2,720
Deconsolidation adjustment		13,318	0
Other		(56)	65
Provision for income taxes	$ 0	$ 0	$ 0